UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2020

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020 (the “Grant Date”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Marlin Business Services Corp. (the “Company”) approved grants of special one-time performance-based restricted stock units (the “Awards”) to the Company’s executive officers, including to each of the following named executive officers: Jeffrey A. Hilzinger, Chief Executive Officer; Michael R. Bogansky, Senior Vice President, Chief Financial Officer; Louis E. Maslowe, Senior Vice President, Chief Risk Officer; and Gregory L. Sting, Senior Vice President, Chief Operations Officer.

The purpose of the Awards is to retain the award recipients for a three-year performance period and incentivize the award recipients to continue efforts to improve the Company’s long-term performance as it emerges from the Covid-19 pandemic. The Compensation Committee, in consultation with its advisors, believed that it appropriately aligns management with the long-term objectives of stockholders to condition vesting of the Awards based upon the Company’s trailing 20 consecutive trading day average closing price of the Company’s common stock on the third anniversary of the Grant Date as reported on the NASDAQ Global Select Market, adjusted to assume the reinvestment of dividends from the Grant Date to the measurement date (the “Adjusted Ending Stock Price”).

The value of the Awards granted to Messrs. Hilzinger, Bogansky, Maslowe and Sting are as follows: (i) $1,250,000 for Mr. Hilzinger; (ii) $450,000 for Mr. Bogansky; (iii) $150,000 for Mr. Maslowe; and (iv) $150,000 for Mr. Sting. The target number of performance-based restricted stock units (“PSUs”) granted to each such executive is as follows: (x) 100,160 PSUs to Mr. Hilzinger; (ii) 36,057 PSUs to Mr. Bogansky; (iii) 12,019 PSUs to Mr. Maslowe; and (iv) 12,019 PSUs to Mr. Sting. When valuing the Awards, the Compensation Committee noted the executive officers’ voluntary decision to take a temporary pay cut in the early stages of the Covid-19 pandemic, and also acknowledged the negative impact the pandemic has had on each executive officer’s total realizable compensation, including as a result of the high likelihood that threshold financial performance metrics set forth in performance-based equity awards previously granted to certain executive officers will not be achieved.

Each Award will vest based upon the Adjusted Ending Stock Price, but the Awards will be forfeited in their entirety if the Adjusted Ending Stock Price is less than $16.00. Specifically, subject to the executive’s continued employment with the Company through the vesting date (except as described below): (i) 20% of the PSUs subject to the Award will vest if the Adjusted Ending Stock Price is equal to or greater than $16.00 but less than $19.00; (ii) an additional 20% (or an aggregate of 40%) of such PSUs will vest if the Adjusted Ending Stock Price is equal to or greater than $19.00 but less than $22.00; (iii) an additional 20% (or an aggregate of 60%) of such PSUs will vest if the Adjusted Ending Stock Price is equal to or greater than $22.00 but less than $25.00; (iv) an additional 20% (or an aggregate of 80%) of such PSUs will vest if the Adjusted Ending Stock Price is equal to or greater than $25.00 but less than $28.00; and (v) an additional 20% (or an aggregate of 100%) of such PSUs will vest if the Adjusted Ending Stock Price is equal to or greater than $28.00. No more than 100% of the target PSUs may vest.

Within forty-five (45) days following the end of the performance period, the Compensation Committee will certify the number of vested PSUs, which will be distributed to the executive in shares of the Company’s common stock in February 2024. Any portion of the Awards that remain unvested will be forfeited. The executives will receive accrued dividend equivalents, if and to the extent dividends on the Company’s common stock are declared and paid from the Grant Date to the PSU distribution date, with respect to the number of PSUs that vest, which will be paid to the executive in cash only if and when the PSUs are distributed to the executive.

In the event an executive’s employment is terminated prior to the end of the performance period by the Company on account of death, disability or without cause (in each case as defined in the Company’s 2019 Equity Compensation Plan (the “Plan”)), or by the executive for good reason (as defined in the Company’s Severance Pay Plan for Senior Management), then the executive will be entitled to a pro rata number of PSUs determined by multiplying the number of PSUs that ultimately vest under the Award as if the executive did not have a termination of employment by a fraction, the numerator of which is the number of days during the performance period that the executive was employed and the denominator of which is the total number of days in the performance period.

Upon a “change of control” as defined in the Plan prior to the end of the performance period, an executive’s Award will be eligible to vest on the date of the change of control. In that case, instead of being based upon the Company’s trailing 20 consecutive trading day average closing price, the “Adjusted Ending Stock Price” used to determine the number of PSUs that vest pursuant to the thresholds described above will be calculated based on the per-share transaction price payable to the Company’s shareholders in such change of control transaction, adjusted to assume the reinvestment of dividends from the Grant Date to the change of control date. Any outstanding PSUs that do not vest as of the date of the change of control will be forfeited as of such date.

A copy of the form of the Award agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The foregoing description of the terms of the Awards is qualified in its entirety by reference to the full text of such Award agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of December 2020 Performance Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: December 18, 2020	By:	/s/ Ryan Melcher
	Name:	Ryan Melcher
	Title:	Senior Vice President, General Counsel